Commitments	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments	CommitmentsThe Company has contractual obligations as follows:
Collaborations and co-operations with development partners
The Company has entered into various collaborations with development partners, including in-licensing and manufacturing agreements. These agreements provide for the Company to make potential future milestone and royalty payments that are conditional on success, and that are spread over various stages of development and commercialization, including achieving preclinical proof of concept, filing an investigational new drug (“IND”) application, commencing or completing multiple clinical development stages, obtaining regulatory approval in multiple countries, and achieving various levels of commercial sales. Due to the nature of these arrangements, the future potential payments related to the attainment of the specified milestones are inherently uncertain, and accordingly, no amounts have been recorded for these future potential payments in the Company’s consolidated balance sheet as of December 31, 2021 and 2020. As of December 31, 2021, the aggregate amount of such potential milestone payments, under all such collaboration agreements, was KUSD 446,575 (2020: KUSD 350,422). These milestone payments relate to product candidates in the following phases:

(in KUSD):
R&D Phase	Development	Regulatory	Sales-based	Total
Pre-clinical	55,111	25,000	192,055	272,166
Phase I	41,225	19,150	103,900	164,275
Phase II	10,134	—	—	10,134
December 31, 2021	106,470	44,150	295,955	446,575

R&D Phase	Development	Regulatory	Sales-based	Total
Pre-clinical	53,497	11,650	158,259	223,406
Phase I	23,719	19,000	73,500	116,219
Phase II	10,797	—	—	10,797
December 31, 2020	88,013	30,650	231,759	350,422
The net increase in the aggregate milestone payments from December 31, 2020 primarily relates to the license agreements entered into, partially offset by the pre-clinical milestones achieved in fiscal year 2021. See note 18, “Intangible assets” for further details.
As of December 31, 2021, the Company had one candidate in phase II clinical trials: Cami. Cami is the subject of a collaboration and license agreement with Genmab A/S (“Genmab”), under which there are no upfront or future milestone payments payable and no revenue receivable. On October 30, 2020, the Company announced that it amended its existing collaboration and license agreement with Genmab for the continued development and commercialization of Cami. Under the terms of the amended and restated license agreement, the parties have agreed to eliminate the defined divestment process which was agreed in 2013 and that envisaged, among other things, offering the opportunity for third parties to continue the development and commercialization of Cami. The parties have also agreed, among other things, that Genmab will convert its economic interest in Cami into a mid-to-high single-digit tiered royalty on net sales. Cami is subject to manufacturing agreements under which payment of the amounts indicated under Phase II above could become payable upon the achievement of certain milestones. A milestone associated with a collaboration agreement was achieved during December 2020, which the Company recorded as an R&D expense of USD 5.0 million within the consolidated statement of operation for the year ended December 31, 2020, is recorded as an accrued expense on the consolidated balance sheet as of December 31, 2021 and December 31, 2020.